UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2021

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into A Material Definitive Agreement.

Share Exchange Agreement

On February 3, 2021, Clubhouse Media Group, Inc. (the “Company”) entered into an Amended and Restated Share Exchange Agreement (the “A&R Share Exchange Agreement”) by and between the Company, Digital Influence Inc., a Wyoming corporation doing business as Magiclytics (“Magiclytics”), each of the shareholders of Magiclytics (collectively, “Magiclytics Shareholders”) and Christian Young, as the representative of the Magiclytics Shareholders (the “Shareholders’ Representative”). Mr. Young is the President, Secretary, and a Director of the Company, as well as a greater than 5% stockholder of the Company. Mr. Young is also an officer, director, and significant shareholder of Magiclytics.

The A&R Share Exchange Agreement amended and restated in its entirety the previous Share Exchange Agreement between the same parties, which was executed on December 3, 2020, and was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 9, 2020. The A&R Share Exchange Agreement replaces the Share Exchange Agreement in its entirety.

The Exchange

Pursuant to the terms of the A&R Share Exchange Agreement, the Company agreed to acquire from the Magiclytics Shareholders, who hold an aggregate of 5,000 shares of Magiclytics’ common stock, par value $0.01 per share (the “Magiclytics Shares”), all 5,000 Magiclytics Shares, representing 100% of Magiclytics’ issued and outstanding capital stock, in exchange for the issuance by the Company to the Magiclytics Shareholders of 734,689 shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), based on a $3,500,000 valuation of Magiclytics, to be apportioned between the Magiclytics Shareholders pro rata based on their respective ownership of Magiclytics Shares (the “Exchange”).

On February 3, 2021 (the “Closing Date”), the parties closed on the transactions contemplated in the A&R Share Exchange Agreement, and the Company issued an aggregate of 734,689 shares of Company Common Stock to the Magiclytics Shareholders in exchange for all 5,000 Magiclytics Shares (the “Closing”). On February 3, 2021, pursuant to the Closing, the Company acquired Magiclytics, and Magiclytics thereafter became the Company’s wholly owned subsidiary.

At the Closing, Mr. Young and Wilfred Man each received 330,610 shares of Company Common Stock, representing 45% each, or 90% in total, of the Company Common Stock issued to the Magiclytics Shareholders at the Closing.

The number of shares of the Company Common Stock issued at the Closing was based on the fair market value of the Company Common Stock as initially agreed to by the parties to the A&R Share Exchange Agreement, which was $4.76 per share (the “Base Value”). The fair market value was determined based on the volume weighted average closing price of the Company Common Stock for the twenty (20) trading day period immediately prior to the Closing. The Company is currently in the process of preparing for an offering (the “Regulation A Offering”) of the Company Common Stock to be undertaken pursuant to Regulation A under the Securities Act of 1933, as amended (the “Securities Act”). In the event that the initial public offering price of the Company Common Stock in the Regulation A Offering (the “Regulation A Offering Price”) is less than the Base Value, then within three (3) business days of the qualification of the Company’s Offering Statement to be filed with the SEC in connection with the Regulation A Offering, the Company will issue to the Magiclytics Shareholders a number of additional shares of Company Common Stock equal, in the aggregate, to:

(1)	$3,500,000 divided by the Regulation A Offering Price, minus;
(2)	734,689.

The resulting number of shares of the Company Common Stock pursuant to the above calculation will be referred to as the “Additional Shares”, and such Additional Shares will also be issued to the Magiclytics Shareholders pro rata based on their respective ownership of Magiclytics Shares.

Additional Actions at Closing

In addition to the Exchange, on the Closing Date, the parties took a number of other actions in connection with the Closing pursuant to the terms of the A&R Share Exchange Agreement, including:

(i)	The Board of Directors of Magiclytics (the “Magiclytics Board”) expanded the size of the Magiclytics Board to 3 persons and named Simon Yu, a current officer and director of the Company, as a director of the Magiclytics Board; and

(ii)	The Magiclytics Board named Wilfred Man as the Chief Executive Officer of Magiclytics, Christian Young as the President and Secretary of Magiclytics and Simon Yu as the Chief Operating Officer of Magiclytics.

Further, immediately following the Closing, the Company assumed responsibility for all outstanding accounts payables and operating costs to continue operations of Magiclytics, including but not limited to, payment to any of its vendors, lenders, or other parties in which Magiclytics engages with in the regular course of its business.

The description of the A&R Share Exchange Agreement herein is qualified in its entirety by the terms of the A&R Share Exchange Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Convertible Promissory Note – Amir Ben-Yohanan

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2020, on January 2, 2020, the Company issued a promissory note (the “Prior Note”) to Amir Ben-Yohanan, the Company’s Chief Executive Officer, principal financial officer, principal accounting officer, member of the Company’s Board of Directors and the Company’s majority stockholder. Pursuant to the terms of the Prior Note, the Company was entitled to borrow up to $5,000,000. As of February 2, 2021, the balance of the Prior Note was $2,400,000. On February 2, 2021, the Company and Mr. Ben-Yohanan entered into a new promissory note in the total principal amount of $2,400,000 (the “New Note”). The New Note replaces the Prior Note in its entirety. Accordingly, effective as of February 2, 2021, the Prior Note was terminated and is of no further force or effect.

The New Note bears simple interest at a rate of eight percent (8%) per annum, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest of the New Note at any time without penalty.

At the time the SEC qualifies the Company’s offering statement related to the Regulation A Offering, $1,000,000 of the principal amount and accrued interest under the New Note will automatically convert into a number of shares of Company Common Stock equal to (i) $1,000,000 divided by (ii) the Regulation A Offering Price. These shares will be restricted shares of Company Common Stock, and not the shares of Company Common Stock offered in the Company’s Regulation A Offering. In the event that at such time the Company has repaid an amount of the principal amount and accrued interest under the New Note such that the remaining indebtedness pursuant to the New Note is less than $1,000,000, then such amount of remaining indebtedness will be substituted for the $1,000,000 figure above.

Any portion of the principal amount and interest under the New Note which is not converted to Company Common Stock as set forth above will be payable by the Company commencing on February 2, 2022 as required to amortize the New Note and the outstanding indebtedness over the following 24 months. The final maturity date of the New Note is February 2, 2024.

The foregoing description of the New Note does not purport to be complete and is qualified in its entirety by reference to the full text of the New Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Promissory Note – Tiger Trout Capital Puerto Rico

On January 29, 2021, the Company entered into a securities purchase agreement (the “Tiger Trout SPA”) with Tiger Trout Capital Puerto Rico, LLC, a Puerto Rico limited liability company (“Tiger Trout”), pursuant to which, on same date, the Company (i) issued a convertible promissory note in the aggregate principal amount of $1,540,000 for a purchase price of $1,100,000, reflecting a $440,000 original issue discount (the “Tiger Trout Note”), and (ii) sold to Tiger Trout 220,000 shares Company Common Stock for a purchase price of $220.00.

The Tiger Trout Note has a maturity date of January 29, 2022, and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than as specifically set forth in the Tiger Trout Note, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty, provided however, that if the Company has not paid the principal amount and any accrued and unpaid interest by July 2, 2021, an additional $50,000 is required to be paid to Tiger Trout at the time the Tiger Trout Note is repaid, if the Company repays the Tiger Trout Note prior to its maturity date.

If the principal amount and any accrued and unpaid interest under the Tiger Trout Note has not been repaid on or before the maturity date, that will be an event of default under the Tiger Trout Note. If an event of default has occurred and is continuing, Tiger Trout may declare all or any portion of the then-outstanding principal amount and any accrued and unpaid interest under the Tiger Trout Note (the “Indebtedness”) due and payable, and the Indebtedness will become immediately due and payable in cash by the Company. Further, Tiger Trout will have the right, until the Indebtedness is paid in full, to convert all, but only all, of the then-outstanding Indebtedness into shares of Company Common Stock at a conversion price of $0.50 per share, subject to customary adjustments for stock splits, etc. occurring after the issuance date of the Tiger Trout Note. The Tiger Trout Note contains a customary beneficial ownership limitation of 9.99%, which may be waived by Tiger Trout on 61 days’ notice to the Company.

The foregoing description of the Tiger Trout SPA and Tiger Trout Note does not purport to be complete and is qualified in its entirety by reference to the full texts of the Tiger Trout SPA and Tiger Trout Note, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Promissory Note – GS Capital Partners

On January 25, 2021, the Company entered into a securities purchase agreement (the “GS Capital SPA”) with GS Capital Partners, LLC (“GS Capital”), pursuant to which, on same date, the Company (i) issued a convertible promissory note to GS Capital the aggregate principal amount of $288,889 for a purchase price of $260,000, reflecting a $28,889 original issue discount (the “GS Capital Note”), and in connection therewith, sold to GS Capital 50,000 shares of Company Common Stock at a purchase price of $0.001 per share. In addition, at the closing of this sale, the Company reimbursed GS Capital the sum of $10,000 for GS Capital’s costs in completing the transaction, which amount GS Capital withheld from the total purchase price paid to the Company.

The GS Capital Note has a maturity date of January 25, 2022, and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than as specifically set forth in the GS Capital Note, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

The GS Capital Note (and the principal amount and any accrued and unpaid interest) is convertible into shares of Company Common Stock at GS Capital’s election at any time following the time that the SEC qualifies the Company’s offering statement related to the Regulation A Offering, at a conversion price equal to 70% of the Regulation A Offering Price of the Company Common Stock in the Regulation A Offering, and is subject to a customary beneficial ownership limitation of 9.99%, which may be waived by GS Capital on 61 days’ notice to the Company. The conversion price is subject to customary adjustments for any stock splits, etc. which occur following the determination of the conversion price.

The GS Capital Note contains customary events of default, including, but not limited to:

●	if the Company fails to pay the then-outstanding principal amount and accrued interest on the GS Capital Note on any date any such amounts become due and payable, and any such failure is not cured within three business days of written notice thereof by GS Capital;
●	the Company fails to remain compliant with the Depository Trust Company (“DTC”), thus incurring a “chilled” status with DTC;
●	any trading suspension is imposed by the SEC under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act; or
●	the occurrence of any delisting of the Company Common Stock from any securities exchange on which the Company Common Stock is listed or suspension of trading of the Company Common Stock on the OTC Markets.

If an event of default has occurred and is continuing, GS Capital may declare all or any portion of the then-outstanding principal amount of the GS Capital Note, together with all accrued and unpaid interest thereon, due and payable, and the GS Capital Note shall thereupon become immediately due and payable in cash and GS Capital will also have the right to pursue any other remedies that GS Capital may have under applicable law. In the event that any amount due under the GS Capital Note is not paid as and when due, such amounts shall accrue interest at the rate of 18% per year, simple interest, non-compounding, until paid.

The foregoing description of the GS Capital SPA and GS Capital Note does not purport to be complete and is qualified in its entirety by reference to the full texts of the GS Capital SPA and GS Capital Note, copies of which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Promissory Note – ProActive Capital SPV I, LLC

On January 20, 2021, the Company entered into a securities purchase agreement (the “ProActive Capital SPA”) with ProActive Capital SPV I, LLC, a Delaware limited liability company (“ProActive Capital”), pursuant to which, on same date, the Company (i) issued a convertible promissory note to ProActive Capital the aggregate principal amount of $250,000 for a purchase price of $225,000, reflecting a $25,000 original issue discount (the “ProActive Capital Note”), and in connection therewith, sold to ProActive Capital 50,000 shares of Company Common Stock at a purchase price of $0.001 per share. In addition, at the closing of this sale, the Company reimbursed ProActive Capital the sum of $10,000 for ProActive Capital’s costs in completing the transaction, which amount ProActive Capital withheld from the total purchase price paid to the Company.

The ProActive Capital Note has a maturity date of January 20, 2022, and bears interest at 10% per year. No payments of the principal amount or interest are due prior to the maturity date other than as specifically set forth in the ProActive Capital Note, and the Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

The ProActive Capital Note (and the principal amount and any accrued and unpaid interest) is convertible into shares of Company Common Stock at ProActive Capital’s election at any time following the time that the SEC qualifies the Company’s offering statement related to the Regulation A Offering, at a conversion price equal to 70% of the Regulation A Offering Price of the Company Common Stock in the Regulation A Offering, and is subject to a customary beneficial ownership limitation of 9.99%, which may be waived by ProActive Capital on 61 days’ notice to the Company. The conversion price is subject to customary adjustments for any stock splits, etc. which occur following the determination of the conversion price.

The ProActive Capital Note contains customary events of default, including, but not limited to:

●	if the Company fails to pay the then-outstanding principal amount and accrued interest on the ProActive Capital Note on any date any such amounts become due and payable, and any such failure is not cured within three business days of written notice thereof by ProActive Capital;
●	the Company fails to remain compliant with the Depository Trust Company (“DTC”), thus incurring a “chilled” status with DTC;
●	any trading suspension is imposed by the SEC under Section 12(j) of the Exchange Act or Section 12(k) of the Exchange Act; or
●	the occurrence of any delisting of the Company Common Stock from any securities exchange on which the Company Common Stock is listed or suspension of trading of the Company Common Stock on the OTC Markets.

If an event of default has occurred and is continuing, ProActive Capital may declare all or any portion of the then-outstanding principal amount of the ProActive Capital Note, together with all accrued and unpaid interest thereon, due and payable, and the ProActive Capital Note shall thereupon become, immediately due and payable in cash and ProActive Capital will also have the right to pursue any other remedies that ProActive Capital may have under applicable law. In the event that any amount due under the ProActive Capital Note is not paid as and when due, such amounts shall accrue interest at the rate of 18% per year, simple interest, non-compounding, until paid.

The foregoing description of the ProActive Capital SPA and ProActive Capital Note does not purport to be complete and is qualified in its entirety by reference to the full texts of the ProActive Capital SPA and ProActive Capital Note, copies of which are filed as Exhibit 10.6 and Exhibit 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As disclosed in Item 1.01 of this Current Report on Form 8-K, the Prior Note was terminated effective February 2, 2021. The disclosure in Item 1.01 hereof concerning the termination and replacement of the Prior Note is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 of this Current Report on Form 8-K, the Company issued the New Note, the Tiger Trout Note, the GS Capital Note, and the ProActive Capital Note. The disclosure in Item 1.01 hereof concerning each of these notes is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement

On February 3, 2021 (the “Effective Date”), in connection with (but not pursuant to) the Closing, the Company entered in a consulting agreement with Chris Young, the President, Secretary, and a Director of the Company, as well as a greater than 5% stockholder (the “Consulting Agreement”).

Pursuant to the Consulting Agreement, Mr. Young agreed to provide the Company with certain services, including, but not limited to:

●	Obtaining and structuring “Campaigns” (specific marketing efforts for brands) for the benefit of the Company and its subsidiaries, including Magiclytics, by utilizing certain data technology capabilities of Magiclytics to help improve the success of such Campaigns;
●	Overseeing software development and continued software innovation;
●	Leading sales efforts for Magiclytics by managing a sales team that procures customers and provide customer support; and
●	Being responsible for day-to-day operations of Magiclytics, subject to the direction of the Magiclytics Board.

Mr. Young is engaged as an independent contractor pursuant to the Consulting Agreement. Pursuant to the Consulting Agreement, the Company agreed to customary provisions relating to ownership of intellectual property created by Mr. Young on behalf of the Company in his capacity as a consultant. The Consulting Agreement also contains customary confidentiality provisions, as well as non-solicitation provisions, whereby Mr. Young agrees not to solicit any of the Company’s employees during the term of the Consulting Agreement and for two years thereafter.

Compensation

As compensation for Mr. Young’s services pursuant to the Consulting Agreement, the Company agreed to issue to Mr. Young shares of Company Common Stock upon the completion of certain milestones, as follows:

(i)	Upon the first to occur of (i) Magiclytics actually receiving $500,000 in gross revenue following the Effective Date; and (ii) Magiclytics having conducted 1,250 Campaigns (subject to certain conditions) following the Effective Date, the Company will issue to Mr. Young a number of shares of Company Common Stock equal to (i) $393,750, divided by (ii) the VWAP (as defined below) as of the date that the earlier of this clause (i) and clause (ii) below have occurred (the “Tranche 1 Satisfaction Date”).

(ii)	Upon the first to occur of (i) Magiclytics actually receiving an additional $500,000 in gross revenue following the Tranche 1 Satisfaction Date; and (ii) Magiclytics having conducted an additional 1,250 Campaigns (subject to certain conditions) following the Tranche 1 Satisfaction Date, the Company will issue to Mr. Young a number of shares of Company Common Stock equal to (i) $393,750, divided by (ii) the VWAP as of the date that the earlier of clause (i) above and this clause (ii) of have occurred (the “Tranche 2 Satisfaction Date”).

(iii)	Upon the first to occur of (i) Magiclytics actually receiving an additional $500,000 in gross revenue following the Tranche 2 Satisfaction Date; and (ii) Magiclytics having conducted an additional 1,250 Campaigns (subject to certain conditions) following the Tranche 2 Satisfaction Date, the Company will issue to Mr. Young a number of shares of Company Common Stock equal to (i) $393,750, divided by (ii) the VWAP as of the date that the earlier of clause (i) and clause (ii) above have occurred (the “Tranche 3 Satisfaction Date”).

(iv)	Upon the first to occur of (i) Magiclytics actually receiving an additional $500,000 in gross revenue following the Tranche 3 Satisfaction Date; and (ii) Magiclytics having conducted an additional 1,250 Campaigns (subject to certain conditions) following the Tranche 3 Satisfaction Date, the Company will issue to Mr. Young a number of shares of Company Common Stock equal to (i) $393,750, divided by (ii) the VWAP as of the date that the earlier of clause (i) and clause (ii) above have occurred (the “Tranche 4 Satisfaction Date”).

For purposes of the Consulting Agreement, the term “VWAP” will mean for any date, the price determined by the first of the following clauses that applies:

(i)	If the Company Common Stock is then listed for trading on the OTC Markets or a United States or Canadian national securities exchange (as applicable, the “Trading Market”), then the volume-weighted average (rounded to the nearest $0.0001) of the closing price of Company Common Stock on such Trading Market during the 20 trading day period immediately prior to the applicable measurement date, as reported by such Trading Market or other reputable source;

(ii)	if the Company Common Stock is not then listed or quoted for trading on a Trading Market, and if prices for the Company Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Company Common Stock so reported; and

(iii)	if the VWAP cannot be calculated the Company Common Stock pursuant to (i) or (ii) above, the VWAP of such security on such date shall be the fair market value of such security as mutually determined in good faith by the Company’s Board of Directors and Mr. Young.

Following the Tranche 4 Satisfaction Date, at the end of each 12 month period following such date while the Consulting Agreement is still in effect, the Company will issue to Mr. Young a number of shares of Company Common Stock equal to (i) 4.5% of the Net Income (as defined below) of Magiclytics during such 12 month period divided by (ii) the VWAP as of the last date of such 12 month period. (For purposes of the Consulting Agreement, “Net Income” means the net income of Magiclytics for the applicable period, as determined in accordance with generally accepted accounting principles in the United States, consistently applied, as determined by the Company’s accountants).

The description of the Consulting Agreement herein is qualified in its entirety by the terms of the Consulting Agreement filed as Exhibit 10.8 to this Current Report on Form 8-K, which is incorporated by reference herein.

Term and Termination

The term of the Consulting Agreement commences on the Effective Date and continues for a period of five (5) years thereafter, unless sooner terminated by either the Company or Mr. Young. The Company may terminate the Consulting Agreement at any time, with or without “cause”, as defined in the Consulting Agreement, and Mr. Young may terminate the Consulting Agreement at any time, with or without “good reason”, as defined in the Consulting Agreement. If the Company terminates the Consulting Agreement for cause or Mr. Young terminates the Consulting Agreement without good reason, Mr. Young will be entitled to receive any shares of Company Common Stock owed or accrued as of that time under the Consulting Agreement, and to be paid any unreimbursed expenses owed to Mr. Young as of that date. However, if the Company terminates the Consulting Agreement without cause, or Mr. Young terminates the Consulting Agreement with good reason, then the Company must, in addition to issuing accrued shares and paying unreimbursed expenses, continue to issue to Mr. Young any shares of Company Common Stock required pursuant to the terms of the Consulting Agreement until the end of the initial term of the Consulting Agreement (i.e. five (5) years after the Effective Date).

Item 7.01. Regulation FD Disclosure.

On February 8, 2021, the Company issued a press release announcing the Closing of the Exchange. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Amended and Restated Share Exchange Agreement dated February 3, 2021.
10.1	Promissory Note issued by the Company to Amir Ben-Yohanan dated February 2, 2021.
10.2	Securities Purchase Agreement between the Company and Tiger Trout Capital Puerto Rico, LLC dated January 29, 2021.
10.3	Convertible Promissory Note issued by the Company to Tiger Trout Capital Puerto Rico, LLC dated January 29, 2021.
10.4	Securities Purchase Agreement between the Company and GS Capital Partners, LLC dated January 25, 2021.
10.5	Convertible Promissory Note issued by the Company to GS Capital Partners, LLC dated January 25, 2021.
10.6	Securities Purchase Agreement between the Company and ProActive Capital SPV I, LLC dated January 20, 2021.
10.7	Convertible Promissory Note issued by the Company to ProActive Capital SPV I, LLC dated January 20, 2021.
10.8	Consulting Agreement between the Company and Chris Young dated February 3, 2021.
99.1	Press release of the registrant dated February 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2021	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer